UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08476

          The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Semiannual Report — June 30, 2017

(Y)our Portfolio Management Team

To Our Shareholders,

For the six months ended June 30, 2017, the net asset value (“NAV”) total return of The Gabelli Multimedia Trust Inc. (the “Fund”) was 18.1%, compared with a total return of 10.7% for the Morgan Stanley Capital International (“MSCI”) World Index. The total return for the Fund’s publicly traded shares was 21.7%. The Fund’s NAV per share was $9.14, while the price of the publicly traded shares closed at $8.94 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2017.

Comparative Results

Average Annual Returns through June 30, 2017 (a) (Unaudited)						Since
	Year to Date	1 Year	5 Year	10 Year	15 Year	Inception (11/15/94)
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	18.08%	24.22%	15.78%	4.22%	8.18%	9.02%
Investment Total Return (c)	21.73	40.47	17.76	5.49	9.46	9.38
Standard & Poor’s 500 Index	9.34	17.90	14.63	7.18	8.34	9.79(d)
MSCI World Index	10.66	18.20	11.38	3.97	7.21	7.04(d)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2017:

The Gabelli Multimedia Trust Inc.

Entertainment	17.4%
Cable	12.4%
Broadcasting	9.8%
Computer Software and Services	9.1%
Hotels and Gaming	7.0%
Telecommunications: National	5.4%
Wireless Communications	4.9%
Electronics	3.6%
Satellite	3.4%
Closed-End Funds	3.2%
Publishing	3.0%
Consumer Services	2.9%
Financial Services	2.6%
U.S. Government Obligations	2.3%
Business Services: Advertising	2.1%
Business Services	1.8%

Equipment	1.7%
Computer Hardware	1.7%
Telecommunications: Regional	1.7%
Telecommunications: Long Distance	1.4%
Consumer Products	0.9%
Diversified Industrial	0.8%
Retail	0.6%
Food and Beverage	0.2%
Real Estate	0.1%
Real Estate Investment Trusts	0.0%*
Health Care	0.0%*
Telecommunications	0.0%*

100.0%

*	Amount represents less than 0.05%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 9, 2017, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 94.5%
	DISTRIBUTION COMPANIES — 58.7%
	Broadcasting — 9.8%
10,000	Asahi Broadcasting Corp.	$42,567	$72,549
67,000	CBS Corp., Cl. A, Voting	1,486,949	4,342,270
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	45,009
16,000	Cogeco Inc.	317,869	832,819
2,000	Corus Entertainment Inc., OTC, Cl. B	5,257	20,998
13,000	Corus Entertainment Inc., Toronto, Cl. B	54,113	136,636
34,000	Discovery Communications Inc., Cl. A†	194,789	878,220
122,000	Discovery Communications Inc., Cl. C†	1,617,245	3,075,620
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	50,433
290,000	ITV plc	864,713	685,170
4,550	Lagardere SCA	100,163	143,691
11,500	Liberty Broadband Corp., Cl. A†	426,661	986,585
33,739	Liberty Broadband Corp., Cl. C†	726,964	2,926,858
28,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	398,008	1,175,440
69,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	972,559	2,877,300
68,566	Media Prima Berhad	34,965	15,014
46,000	MSG Networks Inc., Cl. A†	225,447	1,032,700
36,000	Nippon Television Holdings Inc.	530,748	604,294
4,650	NRJ Group†	20,718	58,049
57,000	Pandora Media Inc.†	731,842	508,440
3,000	RTL Group SA	107,299	227,380
63,000	Salem Media Group Inc.	129,486	447,300
19,000	Sinclair Broadcast Group Inc., Cl. A	278,034	625,100
17,000	TEGNA Inc.	263,393	244,970
45,000	Television Broadcasts Ltd.	166,753	169,454
23,000	Television Francaise 1	229,511	322,064
73,000	Tokyo Broadcasting System Holdings Inc.	1,417,696	1,289,629
240,000	TV Azteca SA de CV	58,305	40,598

		11,488,314	23,834,590

	Business Services — 1.6%
6,000	Cogint Inc.†	91,725	30,300
223	Contax Participacoes SA†	7,693	280
1,000	Convergys Corp.	17,738	23,780
25,000	Emerald Expositions Events Inc.	425,000	547,500
6,000	Impellam Group plc.	8,600	57,243
1,000	Qumu Corp.†	5,717	2,920
18,000	S&P Global Inc.	1,187,830	2,627,820

Shares		Cost	Market Value
19,000	Zayo Group Holdings Inc.†	$608,464	$587,100

		2,352,767	3,876,943

	Cable — 12.4%
26,000	Altice NV, Cl. A†	307,697	599,858
4,000	Altice NV, Cl. B†	39,678	92,309
31,000	AMC Networks Inc., Cl. A†	2,138,729	1,655,710
1,300	Cable One Inc.	436,834	924,170
11,000	Charter Communications Inc., Cl. A†	2,138,550	3,705,350
36,500	Cogeco Communications Inc.	825,409	2,229,461
114,000	Comcast Corp., Cl. A	2,513,866	4,436,880
32,932	Liberty Global plc, Cl. A†	458,987	1,057,766
137,177	Liberty Global plc, Cl. C†	3,419,196	4,277,188
11,874	Liberty Global plc LiLAC, Cl. A†	218,845	258,497
32,616	Liberty Global plc LiLAC, Cl. C†	962,794	698,309
102,690	Rogers Communications Inc., New York, Cl. B	2,166,379	4,847,995
19,310	Rogers Communications Inc., Toronto, Cl. B	148,207	912,043
23,000	Scripps Networks Interactive Inc., Cl. A	1,153,357	1,571,130
10,000	Shaw Communications Inc., New York, Cl. B	167,258	217,900
78,000	Shaw Communications Inc., Toronto, Cl. B	105,571	1,701,589
5,800	Sky plc, ADR	181,535	300,266
25,000	WideOpenWest Inc.†	425,000	435,000

		17,807,892	29,921,421

	Consumer Services — 2.8%
5,666	Cars.com Inc.†	148,142	150,886
12,000	H&R Block Inc.	249,637	370,920
17,000	IAC/InterActiveCorp.†	620,265	1,755,080
11,725	Liberty Expedia Holdings Inc., Cl. A†	224,942	633,385
99,000	Liberty Interactive Corp. QVC Group, Cl. A†	1,142,265	2,429,460
15,000	Liberty TripAdvisor Holdings Inc., Cl. A†	156,420	174,000
25,088	Liberty Ventures, Cl. A†	439,717	1,311,852

		2,981,388	6,825,583

	Diversified Industrial — 0.8%
16,000	Bouygues SA	449,280	674,692
3,000	Fortune Brands Home & Security Inc.	125,326	195,720
23,000	Jardine Strategic Holdings Ltd.	595,515	958,870
3,000	Malaysian Resources Corp. Berhad†	3,735	964

		1,173,856	1,830,246

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2017 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment — 9.3%
28,000	Gogo Inc.†	$353,624	$322,840
250,000	Grupo Televisa SAB, ADR	5,134,875	6,092,500
8,000	Liberty Media Corp.- Liberty Braves, Cl. A†	147,467	191,120
67,020	Liberty Media Corp.- Liberty Braves, Cl. C†	1,107,209	1,606,469
10,750	Liberty Media Corp.- Liberty Formula One, Cl. A†	220,302	376,573
27,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	473,242	988,740
4,000	M6 Metropole Television SA	35,208	93,108
23,000	Naspers Ltd., Cl. N	1,018,676	4,474,298
1,000	Netflix Inc.†	88,661	149,410
24,373	Reading International Inc., Cl. A†	357,347	393,136
6,971	Reading International Inc., Cl. B†	65,500	135,935
5,000	Regal Entertainment Group, Cl. A	57,394	102,300
223,000	Sky plc.	2,876,107	2,887,051
12,000	Take-Two Interactive Software Inc.†	156,738	880,560
19,500	The Madison Square Garden Co, Cl. A†.	835,089	3,839,550

		12,927,439	22,533,590

	Equipment — 1.7%
12,500	American Tower Corp.	1,146,057	1,654,000
3,600	Amphenol Corp., Cl. A	7,014	265,752
62,000	Corning Inc.	759,444	1,863,100
200	Furukawa Electric Co. Ltd.	7,419	8,891
7,500	QUALCOMM Inc.	205,136	414,150

		2,125,070	4,205,893

	Financial Services — 2.6%
15,000	Caribbean Investment Holdings Ltd.†	14,944	2,589
35,500	Kinnevik AB, Cl. A	673,200	1,256,134
46,000	Kinnevik AB, Cl. B	1,480,049	1,408,169
6,000	LendingTree Inc.†	54,069	1,033,200
48,000	PayPal Holdings Inc.†	1,619,517	2,576,160
15,000	Waterloo Investment Holdings Ltd.†	2,153	600

		3,843,932	6,276,852

	Food and Beverage — 0.2%
2,994	Pernod Ricard SA	190,567	400,949

	Real Estate — 0.1%
15,000	Midway Investments†	96	98
14,000	Uniti Group Inc.†	380,977	351,960

		381,073	352,058

Shares		Cost	Market Value
	Retail — 0.6%
200	Amazon.com Inc.†	$35,729	$193,600
13,000	Best Buy Co. Inc.	271,177	745,290
13,000	FTD Companies Inc.†	327,245	260,000
6,000	HSN Inc.	178,778	191,400

		812,929	1,390,290

	Satellite — 3.4%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,555	1,064
1,000	DigitalGlobe Inc.†	16,790	33,300
70,000	DISH Network Corp., Cl. A†	3,005,237	4,393,200
29,000	EchoStar Corp., Cl. A†	727,388	1,760,300
30,000	Iridium Communications Inc.†	225,784	331,500
26,500	Loral Space & Communications Inc.†	1,089,432	1,101,075
250,000	PT Indosat Tbk	52,779	121,928
3,000	SKY Perfect JSAT Holdings Inc.	15,472	12,883
2,000	ViaSat Inc.†	107,936	132,400
30,000	Videocon d2h Ltd., ADR†	287,019	292,200

		5,529,392	8,179,850

	Telecommunications: Long Distance — 1.4%
42,000	AT&T Inc.	1,437,240	1,584,660
2,020	BCE Inc., New York	87,553	90,981
1,074	BCE Inc., Toronto	46,622	48,366
200,000	Sprint Corp.†	1,163,277	1,642,000

		2,734,692	3,366,007

	Telecommunications: National — 5.4%
5,000	China Telecom Corp. Ltd., ADR	126,250	239,650
5,000	China Unicom Hong Kong Ltd., ADR†.	38,450	74,800
61,000	Deutsche Telekom AG, ADR	789,100	1,098,915
16,000	Elisa Oyj	155,779	620,052
6,000	General Communication Inc., Cl. A†	211,784	219,840
3,605	Hellenic Telecommunications Organization SA	41,551	43,398
10,000	Inmarsat plc.	117,984	100,224
34,500	Level 3 Communications Inc.†	1,553,423	2,045,850
1,000	Magyar Telekom Telecommuni- cations plc, ADR	9,280	8,670
10,000	Nippon Telegraph & Telephone Corp.	230,089	472,105
5,000	Oi SA, ADR†	17,766	5,150
200	Oi SA, Cl. C, ADR†	3,744	1,208
4,000	Orange SA, ADR	65,705	63,920
22,000	PLDT Inc., ADR	370,294	776,820
6,000	PT Telekomunikasi Indonesia Persero Tbk, ADR	12,340	202,020
6,000	Rostelecom PJSC, ADR	41,408	43,590
28,000	Swisscom AG, ADR	704,878	1,358,000

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2017 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
6,000	Telecom Argentina SA, ADR	$5,820	$152,040
375,000	Telecom Italia SpA†	990,170	346,072
50,000	Telecom Italia SpA	44,963	36,834
17,500	Telefonica Brasil SA, ADR	283,641	236,075
118,026	Telefonica SA, ADR	1,183,507	1,226,290
145,000	Telekom Austria AG	1,030,094	1,139,411
55,000	Telesites SAB de CV†	41,755	40,427
15,172	Telia Co. AB	42,639	69,857
2,400	Telstra Corp. Ltd., ADR	30,324	39,648
100,000	VEON Ltd., ADR	183,016	391,000
48,000	Verizon Communications Inc.	1,748,920	2,143,680

		10,074,674	13,195,546

	Telecommunications: Regional — 1.7%
20,000	Cincinnati Bell Inc.†	331,393	391,000
9,200	Ocelot Partners Ltd.†	89,730	90,712
80,000	Telephone & Data Systems Inc.	3,306,578	2,220,000
8,000	TELUS Corp., New York	100,703	276,160
32,000	TELUS Corp., Toronto	298,834	1,104,750

		4,127,238	4,082,622

	Wireless Communications — 4.9%
17,000	Altice USA Inc., Cl. A†	510,000	549,100
55,000	America Movil SAB de CV, Cl. L, ADR	367,164	875,600
95,000	Global Telecom Holding SAE†	75,678	36,385
35,000	iPass Inc.†	51,208	46,200
240,000	Jasmine International PCL	5,040	57,580
50,000	Millicom International Cellular SA, SDR	3,410,565	2,953,221
82,000	NTT DoCoMo Inc.	1,274,683	1,933,443
19,000	Orascom Telecom Media and Technology Holding SAE, GDR	29,430	5,700
30,000	ORBCOMM Inc.†	170,640	339,000
34,000	SK Telecom Co. Ltd., ADR	761,600	872,780
4,203	Tim Participacoes SA, ADR	108,533	62,204
36,000	T-Mobile US Inc.†	1,115,738	2,182,320
10,000	Turkcell Iletisim Hizmetleri A/S, ADR	123,780	82,000
30,000	United States Cellular Corp.†	1,107,291	1,149,600
25,000	Vodafone Group plc, ADR	971,225	718,250

		10,082,575	11,863,383

	TOTAL DISTRIBUTION COMPANIES	88,633,798	142,135,823

	COPYRIGHT/CREATIVITY COMPANIES — 35.8%
	Business Services — 0.2%
14,000	Scientific Games Corp., Cl. A†	147,756	365,400

Shares		Cost	Market Value
25,000	YuMe Inc.	$122,212	$117,500

		269,968	482,900

	Business Services: Advertising — 2.1%
194,500	Clear Channel Outdoor Holdings Inc., Cl. A	1,388,172	943,325
13,000	Harte-Hanks Inc.†	89,578	13,390
6,000	Havas SA.	28,900	63,088
9,357	JCDecaux SA	216,503	306,934
9,000	Lamar Advertising Co., Cl. A	366,445	662,130
1,500	Publicis Groupe SA	10,478	111,891
4,000	Ströeer SE & Co KGaA	89,263	239,578
105,000	The Interpublic Group of Companies Inc.	1,651,809	2,583,000
10,000	Tremor Video Inc.†	22,112	24,900

		3,863,260	4,948,236

	Computer Hardware — 1.7%
29,000	Apple Inc.	3,111,648	4,176,580

	Computer Software and Services — 9.1%
33,000	Activision Blizzard Inc.	1,232,379	1,899,810
4,300	Alphabet Inc., Cl. A†	3,086,525	3,997,624
1,300	Alphabet Inc., Cl. C†	973,732	1,181,349
11,000	Blucora Inc.†	81,735	233,200
3,581	CommerceHub Inc., Cl. A†	17,957	62,381
7,162	CommerceHub Inc., Cl. C†	35,913	124,905
62,000	comScore Inc.†	1,776,266	1,627,500
72,000	eBay Inc.†	1,449,126	2,514,240
48,000	Facebook Inc., Cl. A†	3,314,578	7,247,040
8,000	GrubHub Inc.†	199,308	348,800
10,000	Guidance Software Inc.†	84,715	66,100
207,000	Internap Corp.†	733,353	759,690
10,000	InterXion Holding NV†	135,436	457,800
10,000	Microsoft Corp.	561,253	689,300
7,000	QTS Realty Trust Inc., Cl. A	147,356	366,310
6,000	SoftBank Group Corp.	351,493	485,281

		14,181,125	22,061,330

	Consumer Products — 0.9%
2,200	Nintendo Co. Ltd	269,057	737,017
35,000	Nintendo Co. Ltd., ADR†	622,100	1,463,700

		891,157	2,200,717

	Consumer Services — 0.1%
5,000	XO Group Inc.†	49,981	88,100

	Electronics — 3.6%
2,000	IMAX Corp.†	10,333	44,000
6,000	Intel Corp	131,160	202,440
3,440	Koninklijke Philips NV	36,704	123,221
217,000	Sony Corp., ADR	4,393,374	8,287,230

		4,571,571	8,656,891

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2017 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Entertainment — 8.1%
13,000	Ascent Capital Group Inc., Cl. A†	$265,167	$199,680
50,000	Entravision Communications Corp., Cl. A	252,919	330,000
79,200	GMM Grammy Public Co. Ltd.†	52,488	25,646
5,000	Lions Gate Entertainment Corp., Cl. A	85,897	141,100
38,241	Lions Gate Entertainment Corp., Cl. B†	950,124	1,004,973
26,400	Live Nation Entertainment Inc.†	280,031	920,040
17,000	STV Group plc	13,537	85,024
8,000	The Walt Disney Co.	728,480	850,000
50,000	Time Warner Inc.	3,731,777	5,020,500
116,000	Twenty-First Century Fox Inc., Cl. A	1,236,225	3,287,440
71,000	Twenty-First Century Fox Inc., Cl. B	2,231,866	1,978,770
14,544	UBM plc	89,296	130,706
63,000	Universal Entertainment Corp.	1,634,124	1,924,028
55,000	Viacom Inc., Cl. A	1,622,133	2,092,750
62,000	Vivendi SA	1,375,474	1,380,154
8,000	World Wrestling Entertainment Inc., Cl. A	94,851	162,960

		14,644,389	19,533,771

	Health Care — 0.0%
1,000	Patheon NV†	34,610	34,880

	Hotels and Gaming — 7.0%
117,000	Boyd Gaming Corp.	872,241	2,902,770
600	Churchill Downs Inc.	52,401	109,980
12,000	Golden Entertainment Inc.†	123,590	248,520
4,200	Greek Organization of Football Prognostics SA	45,444	47,491
17,197	ILG Inc.	297,327	472,746
40,000	International Game Technology plc	738,124	732,000
140,000	Ladbrokes Coral Group plc	362,581	208,784
27,000	Las Vegas Sands Corp.	1,196,534	1,725,030
156,250	Mandarin Oriental International Ltd.	249,278	312,500
32,000	Melco Crown Entertainment Ltd., ADR	215,958	718,400
22,000	MGM China Holdings Ltd.	43,826	48,917
10,000	MGM Resorts International	310,193	312,900
4,000	Penn National Gaming Inc.†	26,016	85,600
79,000	Ryman Hospitality Properties Inc.	1,820,371	5,056,790
30,000	Wynn Resorts Ltd.	1,642,531	4,023,600

		7,996,415	17,006,028

	Publishing — 3.0%
15,000	AH Belo Corp., Cl. A	67,792	82,500

Shares		Cost	Market Value
20,000	Arnoldo Mondadori Editore SpA†	$63,826	$36,549
974,000	Bangkok Post plc†	47,100	141,641
800	Graham Holdings Co., Cl. B	431,961	479,720
30,000	Il Sole 24 Ore SpA†	35,186	14,124
800	John Wiley & Sons Inc., Cl. B	5,692	42,272
11,000	Meredith Corp.	354,590	653,950
5,263	Nation International Edutainment Public Co. Ltd.†	265	235
1,000,000	Nation Multimedia Group Public Co. Ltd.†	53,346	18,546
28,000	News Corp., Cl. A	130,834	383,600
60,000	News Corp., Cl. B	856,107	849,000
8,000	Nielsen Holdings plc	217,703	309,280
1,000	Scholastic Corp.	16,500	43,590
247,000	Singapore Press Holdings Ltd.	725,198	579,488
600	Spir Communication†	13,551	2,419
11,000	Telegraaf Media Groep NV†	173,304	77,480
72,000	The E.W. Scripps Co., Cl. A†	1,346,775	1,282,320
17,000	Time Inc.	275,206	243,950
48,000	Tribune Media Co., Cl. A	1,791,157	1,956,960
2,500	Wolters Kluwer NV	56,640	105,835

		6,662,733	7,303,459

	Real Estate Investment Trusts — 0.0%
2,000	Outfront Media Inc.,	44,777	46,240

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	56,321,634	86,539,132

	TOTAL COMMON STOCKS	144,955,432	228,674,955

	CLOSED-END FUNDS — 3.2%
144,000	Altaba Inc.†	5,851,038	7,845,120

	RIGHTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Broadcasting — 0.0%
14,000	Media General Inc., expire 12/31/17†	0	23,940

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
1,000	Malaysian Resources Corp. Bhd, expire 09/16/18†	0	26

	Telecommunications — 0.0%
117,647	Jasmine International plc, expire 07/05/20†	0	14,753

	TOTAL WARRANTS	0	14,779

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2017 (Unaudited)

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 2.3%
$ 5,476,000	U.S. Treasury Bills, 0.622% to 1.003%††, 08/03/17 to 10/05/17	$5,467,686	$5,467,046

TOTAL INVESTMENTS — 100.0%		$156,274,156	242,025,840

Other Assets and Liabilities (Net)			(116,741)

PREFERRED STOCK (791,024 preferred shares outstanding)			(20,025,350)

NET ASSETS — COMMON STOCK (24,280,302 common shares outstanding)			$221,883,749

NET ASSET VALUE PER COMMON SHARE ($221,883,749 ÷ 24,280,302 shares outstanding)			$9.14

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	73.0%	$176,575,105
Europe	12.3	29,873,931
Japan	7.2	17,336,059
Latin America	4.2	10,081,167
South Africa	1.8	4,474,298
Asia/Pacific	1.5	3,643,195
Africa/Middle East	0.0*	42,085

Total Investments	100.0%	$242,025,840

*	Amount represents less than 0.05%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments, at value (cost $156,274,156)	$242,025,840
Foreign currency, at value (cost $48,198)	48,083
Cash	2,583
Deferred offering expense	46,360
Dividends receivable	326,340
Prepaid expenses	1,591

Total Assets	242,450,797

Liabilities:
Deferred tax liabilities (a)	23,618
Distributions payable	16,521
Payable for investments purchased	99,849
Payable for investment advisory fees	282,643
Payable for payroll expenses	18,846
Payable for accounting fees	11,250
Payable for legal and audit fees	34,563
Payable for auction agent fees (b)	2,184
Other accrued expenses	52,224

Total Liabilities	541,698

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 10 shares issued and outstanding)	250,000

Total Preferred Stock	20,025,350

Net Assets Attributable to Common Shareholders	$221,883,749

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$137,711,810
Distributions in excess of net investment income	(460,812)
Distributions in excess of net realized gain on investments and foreign currency transactions	(1,095,952)
Net unrealized appreciation on investments (c)	85,728,066
Net unrealized appreciation on foreign currency translations	637

Net Assets	$221,883,749

Net Asset Value per Common Share:
($221,883,749 ÷ 24,280,302 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$9.14

(a)	Includes net change of $5,933 in deferred Thailand capital gains tax on unrealized appreciation during the six months ended June 30, 2017.
(b)	This amount represents auction agent fees accrued for earlier fiscal periods, and not for the period covered by this report.
(c)	Includes net unrealized depreciation of $23,618 in deferred Thailand capital gains tax during the six months ended June 30, 2017.

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $121,764)	$2,078,488
Interest	62,726

Total Investment Income	2,141,214

Expenses:
Investment advisory fees	1,232,926
Shareholder communications expenses	72,027
Shelf registration expense	54,557
Payroll expenses	38,751
Shareholder services fees	37,493
Directors’ fees	34,960
Audit and legal fees	32,840
Custodian fees	22,682
Accounting fees	22,500
Interest expense	63
Auction agent fees	(128,856)
Miscellaneous expenses	53,926

Total Expenses	1,473,869

Less:
Expenses paid indirectly by broker (See Note 3)	(1,253)

Net Expenses	1,472,616

Net Investment Income	668,598

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	4,620,851
Net realized loss on foreign currency transactions	(1,923)

Net realized gain on investments and foreign currency transactions	4,618,928

Net change in unrealized appreciation/ depreciation:
on investments (a)	27,617,980
on foreign currency translations	1,252

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	27,619,232

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	32,238,160

Net Increase in Net Assets Resulting from Operations	32,906,758

Total Distributions to Preferred Shareholders	(688,249)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$32,218,509

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
Operations:
Net investment income	$668,598		$1,395,856
Net realized gain on investments and foreign currency transactions	4,618,928		19,814,876
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	27,619,232		(5,391,332)

Net Increase in Net Assets Resulting from Operations	32,906,758		15,819,400

Distributions to Preferred Shareholders:
Net investment income	(162,644	)*	(100,036)
Net realized gain	(525,605	)*	(1,194,277)

Total Distributions to Preferred Shareholders.	(688,249)		(1,294,313)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	32,218,509		14,525,087

Distributions to Common Shareholders:
Net investment income	(534,279	)*	(1,506,888)
Net realized gain	(1,651,408	)*	(17,989,811)
Return of capital	(8,499,893	)*	(679,117)

Total Distributions to Common Shareholders	(10,685,580)		(20,175,816)

Fund Share Transactions:
Net decrease from repurchase of common shares (includes transaction costs)	(222,538)		—
Net increase in net assets from redemption of preferred shares	2,950,000		—

Net Increase in Net Assets from Fund Share Transactions	2,727,462		—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	24,260,391		(5,650,729)

Net Assets Attributable to Common Shareholders:
Beginning of year	197,623,358		203,274,087

End of period (including undistributed net investment income of $0 and $0, respectively)	$221,883,749		$197,623,358

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2017 (Unaudited)		For the Year Ended December 31,
			2016		2015		2014		2013	2012
Operating Performance:
Net asset value, beginning of year	$8.13		$8.36		$9.81		$10.90		$8.22	$7.48

Net investment income	0.03		0.05		0.03		0.05		0.06	0.13
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.33		0.60		(0.49)		0.42		3.61	1.48

Total from investment operations	1.36		0.65		(0.46)		0.47		3.67	1.61

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.03)
Net realized gain	(0.02	)*	(0.05)		(0.05)		(0.06)		(0.06)	(0.04)

Total distributions to preferred shareholders	(0.03)		(0.05)		(0.05)		(0.06)		(0.07)	(0.07)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.33		0.60		(0.51)		0.41		3.60	1.54

Distributions to Common Shareholders:
Net investment income	(0.02	)*	(0.06)		(0.03)		(0.02)		(0.05)	(0.07)
Net realized gain	(0.07	)*	(0.74)		(0.89)		(0.88)		(0.87)	(0.08)
Return of capital	(0.35	)*	(0.03)		(0.02)		(0.15)		—	(0.65)

Total distributions to common shareholders	(0.44)		(0.83)		(0.94)		(1.05)		(0.92)	(0.80)

Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	—		—		—		(0.44)		—	—
Increase in net asset value from repurchase of common shares	0.00	(b)	—		—		—		—	0.00	(b)
Increase in net asset value from common shares issued upon reinvestment of distributions	—		—		—		0.00	(b)	0.00 (b)	—
Increase in net asset value from redemption of preferred shares	0.12		—				—		—	—
Offering expenses charged to paid-in capital	—		—		(0.00	)(b)	(0.01)		—	(0.00	)(b)

Total Fund share transactions	0.12		—		(0.00	)(b)	(0.45)		0.00 (b)	0.00	(b)

Net Asset Value Attributable to Common Shareholders, End of Period	$9.14		$8.13		$8.36		$9.81		$10.90	$8.22

NAV total return †	18.08%		7.59%		(5.57)%		4.17%		45.77%	22.29%

Market value, end of period	$8.94		$7.24		$7.50		$10.01		$12.40	$7.85

Investment total return ††	21.73%		7.97%		(16.33)%		(6.63)%		73.37%	40.00%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$241,909		$232,399		$238,049		$273,307		$232,399	$182,899
Net assets attributable to common shares, end of period (in 000’s)	$221,884		$197,623		$203,274		$238,532		$197,624	$148,124
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.63	%(c)	0.70%		0.33%		0.13%		0.60%	1.68%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction	1.38	%(c)	1.49	%(d)(e)	1.45	%(d)	1.59%		1.55%	1.84	%(f)

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2017 (Unaudited)		For the Year Ended December 31,
			2016		2015		2014	2013	2012
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.38	%(c)(d)	1.49	%(d)(e)	1.30	%(d)	1.50%	1.55%	1.84	%(f)
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction	1.20	%(c)(d)	1.27	%(d)(e)	1.26	%(d)	1.37%	1.29%	1.48	%(g)
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.20	%(c)(d)	1.27	%(d)(e)	1.13	%(d)	1.29%	1.29%	1.48	%(g)
Portfolio turnover rate	5.0%		10.3%		14.0%		16.0%	12.7%	7.9%
Preferred Stock: 6.000% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$ 19,775		$ 19,775		$ 19,775		$ 19,775	$ 19,775	$ 19,775
Total shares outstanding (in 000’s)	791		791		791		791	791	791
Liquidation preference per share	$ 25.00		$ 25.00		$ 25.00		$ 25.00	$ 25.00	$ 25.00
Average market value (h)	$ 26.14		$ 26.42		$ 25.80		$ 25.41	$ 25.45	$ 25.73
Asset coverage per share(i)	$ 302.00		$ 167.07		$ 171.13		$ 196.48	$ 167.07	$ 131.49
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$ 250		$ 15,000		$ 15,000		$ 15,000	$ 15,000	$ 15,000
Total shares outstanding (in 000’s)	0	(j)	1		1		1	1	1
Liquidation preference per share	$ 25,000		$ 25,000		$ 25,000		$ 25,000	$ 25,000	$ 25,000
Liquidation value (k)	$ 25,000		$ 25,000		$ 25,000		$ 25,000	$ 25,000	$ 25,000
Asset coverage per share(i)	$302,004		$167,071		$171,134		$196,481	$167,072	$131,486
Asset Coverage (l)	1,208%		668%		685%		786%	668%	526%

†

For the six months ended June 30, 2017, and the years ended December 31, 2016, 2015, 2014, and 2013 based on net asset value per share, adjusted for reinvestment of distributions of net asset value on the ex-dividend date. The year ended 2012, was based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2014 rights offering, assuming full subscription by shareholders.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2014 rights offering, assuming full subscription by shareholders.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended June 30, 2017 and the years ended December 31, 2016 and 2015, there was no impact on the expense ratios.

(e)

During the year ended December 31, 2016, the fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the annualized expense ratios would have been 1.32% attributable to common shares before fees waived, 1.32% attributable to common shares net of advisory fee reduction, 1.13% including liquidation value of preferred shares before fees waived, and 1.13% including liquidation value of preferred shares net of advisory fee reduction.

(f)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.47%.

(g)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.18%.

(h)	Based on weekly prices.
(i)	Asset coverage per share is calculated by combining all series of preferred shares.
(j)	Actual number of shares outstanding is 10.
(k)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(l)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Publishing	$7,098,581	$ 202,459	$ 2,419	$ 7,303,459
Other Industries (a)	79,235,673	—	—	79,235,673
Distribution Companies
Broadcasting	23,784,157	50,433	—	23,834,590
Financial Services	6,273,663	2,589	600	6,276,852
Real Estate	351,960	98	—	352,058
Wireless Communications	11,805,803	—	57,580	11,863,383
Other Industries (a)	99,808,940	—	—	99,808,940

Total Common Stocks	228,358,777	255,579	60,599	228,674,955

Closed-End Funds	7,845,120	—	—	7,845,120
Rights (a)	—	—	23,940	23,940
Warrants (a)	14,779	—	—	14,779
U.S. Government Obligations	—	5,467,046	—	5,467,046

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$236,218,676	$5,722,625	$84,539	$242,025,840

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the six months ended June 30, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/16	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 06/30/17	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 06/30/17†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity
Companies
Publishing	—	—	—	$543	—	—	$1,876	—	$2,419	$543
Distribution Companies
Broadcasting	$51,891	—	—	—	—	—	—	$(51,891)	—	—
Financial Services	600	—	—	—	—	—	—	—	600	—
Wireless Communications	52,945	—	—	4,635	—	—	—	—	57,580	4,635
Total Common Stocks	105,436	—	—	5,178	—	—	1,876	(51,891)	60,599	5,178
Rights
Distribution Companies
Broadcasting	—	—	—	23,940	$0	—	—	—	23,940	23,940
Wireless Communications	63,000	—	$27,367	(5,409)	—	$(84,958)	—	—	—	—
Total Rights	63,000	—	27,367	18,531	0	(84,958)	—	—	23,940	23,940
TOTAL INVESTMENTS IN SECURITIES	$168,436	—	$27,367	$23,709	$0	$(84,958)	$1,876	$(51,891)	$84,539	$29,118

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of June 30, 2017:

Description	Balance at 06/30/17	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$60,599	Last available closing Price/Spin-off	Discount Range	0%
Rights (a)	23,940	Merger/Acquisition Price	Discount Range	0%

Total	$84,539

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets

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Notes to Financial Statements (Unaudited) (Continued)

and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information

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Notes to Financial Statements (Unaudited) (Continued)

about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2017, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”) and Series C Preferred (“Series C Preferred”, and, together with Series B Preferred, “Preferred Stock”) are accrued on a daily basis and are determined as described in Note 5.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to payout all of its net realized long term capital gains as a Capital Gain Dividend.

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Notes to Financial Statements (Unaudited) (Continued)

Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$1,572,229	$104,374
Long term capital gains	17,924,470	1,189,939
Return of capital	679,117	—

Total distributions paid	$20,175,816	$1,294,313

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$54,157,521
Other temporary differences*	(18,404)

Total	$54,139,117

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$157,112,054	$91,726,564	$(6,812,778)	$84,913,786

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2017, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the year. For the six months ended June 30, 2017, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rates of the Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Preferred Stock assets were accrued.

During the six months ended June 30, 2017, the Fund paid $6,151 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,253.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2017, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2017 the Fund paid or accrued $38,751 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2017, other than short term securities and U.S. Government obligations, aggregated $11,432,931 and $14,962,404 respectively.

5. Capital. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2017, the Fund repurchased and retired 27,910 of its common shares at an investment of $222,538 and an average discount of approximately 15.07% from its NAV. During the year ended December 31, 2016, the Fund did not repurchase any common stock in the open market.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Transactions in common stock were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(27,910)	$(222,538)	—	—

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B and Series C Preferred at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On June 17, 2014, the Fund distributed one transferable right for each of the 18,166,980 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $9.00 per share. On July 25, 2014, the Fund issued 6,055,660 common shares receiving net proceeds of $54,282,653, after the deduction of offering expenses of $218,287. The NAV per share of the Fund was reduced by approximately $0.44 per share on the day the additional shares were issued. The additional shares were issued below NAV.

The Fund has the authority to purchase its auction rate preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. Existing Series C shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at any time, in whole or in part, the Series B and Series C Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of Series B Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2017,

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Notes to Financial Statements (Unaudited) (Continued)

the Fund redeemed and retired 590 shares of the Series C Preferred Stock. During the year ended December 31, 2016, the Fund did not repurchase or redeem any shares of Series C Preferred Stock. During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund did not repurchase or redeem any shares of Series B Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 06/30/2017	Net Proceeds	2017 Dividend Rate Range	Dividend Rate at 06/30/17	Accrued Dividends at 06/30/2017
B 6.000%	March 31, 2003	1,000,000	791,014	$24,009,966	Fixed Rate	6.000%	$16,479
C Auction Rate	March 31, 2003	1,000	10	24,547,465	0.963% to 2.030%	2.030%	42

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Shareholder Meeting – May 15, 2017 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 15, 2017 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Frank J. Fahrenkopf, Jr., Werner J. Roeder, and Salvatore J. Zizza as Directors of the Fund. A total of 21,028,465 votes, 20,881,854 votes, and 20,988,133 votes were cast in favor of these Directors, and a total of 719,306 votes, 865,917 votes, and 759,638 votes were withheld for these Directors, respectively.

Mario J. Gabelli, CFA, Christopher J. Marangi, Anthony J. Colavita, James P. Conn, Kuni Nakamura, and Anthony R. Pustorino continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Multimedia Trust Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on May 16, 2017, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

1. The nature, extent, and quality of services provided by the Adviser.

The Board Members reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board Members noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board Members considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board Members noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program..

The Board Members noted that the Adviser had engaged, at its expense, BNY Mellon Investment Servicing (US) Inc. (“BNY”) to assist it in performing certain of its administrative functions. The Board Members concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board Members reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board Members also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board Members also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2. The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared with its Broadridge peer group of other SEC registered open-end and closed-end funds. The Board Members

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited) (Continued)

considered the Fund’s one, three, five, and ten year average annual total return for the periods ended March 31, 2017, but placed greater emphasis on the Fund’s longer term performance. The peer group considered by the Board Members was developed by Broadridge and was comprised of other selected closed-end core, growth and value equity funds (the “Performance Peer Group”). The Board Members considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board Members noted that the Fund’s performance was above the median for the one year and five year periods, and below the median for the three and ten year periods. The Board Members concluded that the Fund’s performance was reasonable in comparison with that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3. The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board Members’ consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board Members considered a number of factors. First, the Board Members compared the level of the advisory fee for the Fund against a comparative Broadridge expense peer group comprised of other selected closed-end core, growth and value equity funds (“Expense Peer Group”). The Board Members also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board Members considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board Members considered the comparative contract rates. The Board Members noted that the Fund’s advisory fee and total expense ratios were higher than average when compared with those of the Expense Peer Group.

The Board Members also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.

The Board Members also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board Members reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2016. The Board Members considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board Members received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board Members concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited) (Continued)

4. The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board Members’ consideration of economies of scale, the Board Members discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board Members also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board Members also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board Members noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board Members determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5. Other Factors.

In addition to the above factors, the Board Members also discussed other benefits received by the Adviser from their management of the Fund. The Board Members considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of other factors described above that the Board Members deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on the evaluation of all these factors and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Multimedia Trust Inc.

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 30170, College Station, TX 77842-3170 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer-Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Lawrence J. Haverty, Jr., CFA, joined GAMCO Investors, Inc. in 2005 and currently is a portfolio manager of Gabelli Funds, LLC and the Fund. Mr. Haverty was previously a managing director for consumer discretionary research at State Street Research, the Boston based subsidiary of Metropolitan Life Insurance Company. He holds a BS from the Wharton School and a MA from the Graduate School of Arts and Sciences at the University of Pennsylvania where he was a Ford Foundation Fellow.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Christopher J. Marangi

Managing Director,

GAMCO Investors, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Vice President

John C. Ball

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Paul Hastings LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GGT Q2/2017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/17 through 01/31/17	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Month #2 02/01/17 through 02/28/17	Common – 12,700 Preferred Series B – N/A	Common – $8.00 Preferred Series B – N/A	Common –12,700 Preferred Series B – N/A	Common – 24,308,212 – 12,700 = 24,295,512 Preferred Series B – 791,014
Month #3 03/01/17 through 03/31/17	Common – 15,210 Preferred Series B – N/A	Common – $7.90 Preferred Series B – N/A	Common – 15,210 Preferred Series B – N/A	Common – 24,295,512 – 15,210 = 24,280,302 Preferred Series B – 791,014
Month #4 04/01/17 through 04/30/17	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,280,302 Preferred Series B – 791,014
Month #5 05/01/17 through 05/31/17	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,280,302 Preferred Series B – 791,014
Month #6 06/01/17 through 06/30/17	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,280,302 Preferred Series B – 791,014
Total	Common – 27,910 Preferred Series B – N/A	Common – $7.96 Preferred Series B – N/A	Common – 27,910 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Multimedia Trust Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 8/24/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 8/24/2017

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 8/24/2017

* Print the name and title of each signing officer under his or her signature.